UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report:  May 2, 2017
(Earliest Event Date requiring this Report: May 2, 2017)
DATE OF REPORT
(DATE OF EARLIEST EVENT REPORTED)

CAPSTONE COMPANIES, INC.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)
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FLORIDA	0-28331	84-1047159
(State of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

350 Jim Moran Blvd.
Suite 120
Deerfield Beach, Florida 33442
(Address of principal executive offices)

(954) 570-8889, ext. 313
(Registrant's telephone number, including area code)

Item 2.02.    Results of Operations and Financial Condition.

On May 2, 2017, Capstone Companies, Inc., a Florida corporation, (the "Company"), issued a press release announcing an upcoming webcast and conference call to discuss the operating and financial results for the fiscal quarter for the three months ended March 31, 2017.  The Company anticipates filing its Form 10-Q Quarterly Report for the fiscal quarter ended on March 31, 2017, with the Commission on or before May 15, 2017.

The webcast and conference call will be held on Tuesday, May 16, 2017, at 10:30 a.m., Eastern Standard Time. The telephone number for the webcast/conference call is (201) 689-8562 and the Internet webcast link is available at: www.capstonecompaniesinc.com

A copy of the May 2, 2017 press release is attached as Exhibit 99.1 to this Current Report on Form 8-K. A transcript of the May 16, 2017 webcast and conference call together with any such materials referenced during the webcast and conference call shall be filed as Exhibit 99.2 to the Amendment Number One to this Current Report on Form 8-K.

Item 7.01.    Regulation FD Disclosure

The Company will hold a webcast and conference call at 10:30 a.m., Eastern Standard Time, on Tuesday, May 16, 2017, to discuss operating and financial results for the three months ending March 31, 2017.  Those results will be released after the close of financial markets on May 15, 2017. The information discussed under Item 2.02 above and this Item 7.01, including Exhibit 99.1 hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or incorporated by reference in any filing by the Company under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing. The contents of any URL's referenced in the press release are not incorporated into this Current Report on Form 8-K or any other filings with the Commission.

ITEM 9.01.    Financial Statements and Exhibits.

EXHIBIT NUMBER	EXHIBIT DESCRIPTION

99.1	Capstone Companies, Inc. May 2, 2017 Press Release re: conference call for financial results of fiscal quarter ending March 31, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPSTONE COMPANIES, INC., A FLORIDA CORPORATION

By: /s/ James McClinton
Chief Financial Officer
May 2, 2017